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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 11, 1997




            LIGGETT GROUP INC.                          EVE HOLDINGS INC.
       (Exact name of registrant as               (Exact name of registrant as
         specified in its charter)                  specified in its charter)

                 33-75224                                   33-75224
        (Commission File Number)                     (Commission File Number)

             56-1702115                                  56-1703877
(I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

               DELAWARE                                      DELAWARE
   (State or other jurisdiction of              (State or other jurisdiction of
    incorporation or organization)               incorporation or organization)

       100 S.E. SECOND STREET                        100 S.E. SECOND STREET
         Miami, Florida 33131                         Miami, Florida 33131
  (Address of principal executive               (Address of principal executive
    offices including Zip Code)                    offices including Zip Code)

           305/374-7714                                    305/539-9460
  (Registrant's telephone number,                Registrant's telephone number,
      including area code)                           including area code)

         (NOT APPLICABLE)                                  (NOT APPLICABLE)
  (Former name or former address,               (Former name or former address,
    if changed since last report)                 if changed since last report)



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ITEM 5.           OTHER EVENTS.

     On June 11, 1997, Liggett Group Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits.

     The following Exhibits are provided in accordance with the provisions of
Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                 EXHIBIT INDEX

99.1     Press Release of Liggett Group Inc. dated June 11, 1997.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LIGGETT GROUP INC.
                                     (Registrant)



                                     By: /s/ Samuel M. Veasey
                                     --------------------------------------
                                     Samuel M. Veasey
                                     Senior Vice President, Chief Financial
                                     Officer and Treasurer



                                     EVE HOLDINGS INC.
                                     (Registrant)



                                     By: /s/ Joselynn D. Van Siclen
                                     ---------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President, Treasurer and Assistant
                                     Secretary

Date:  June 11, 1997


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